SUPPLEMENT DATED JULY 30, 2004

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2004

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

SALOMON BROTHERS VARIABLE INVESTORS FUND

The following information amends and supersedes, as applicable, the disclosure contained in the Prospectus and the Statement of Additional Information of Salomon Brothers Variable Series Funds Inc (the “Company”) with respect to the Salomon Brothers Variable Investors Fund (“Variable Investors Fund”):

The Board of Directors of the Company has approved an amendment to reduce and add breakpoints to the management fee to the Management Contract between the Company, regarding Variable Investors Fund, and Salomon Brothers Asset Management Inc. Effective August 1, 2004, the management fee, which is calculated daily and payable monthly, will be reduced from 0.70% of average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Average Daily Net Assets	Fee
First $350 Million	0.65%
Next $150 Million	0.55%
Next $250 Million	0.525%
Next $250 Million	0.50%
Over $1 Billion	0.45%

The Board of Directors of the Company has approved an amendment to the Administration Agreement between Variable Investors Fund and Smith Barney Fund Management LLC. Effective August 1, 2004, Variable Investors Fund will no longer pay an administrative fee. The terms of the amended Administration Agreement are the same in all other material respects as those of the current Administration Agreement.

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